SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-12

eLOYALTY CORPORATION

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

eLoyalty Corporation
150 Field Drive, Suite 250
Lake Forest, Illinois 60045

December 3, 2001

LEADING PROXY ADVISORY FIRM RECOMMENDS THAT
STOCKHOLDERS VOTE FOR THE THREE PROPOSALS TO BE
PRESENTED AT THE DECEMBER 18, 2001 SPECIAL MEETING

Dear Stockholder:

     Last week Institutional Shareholder Services (ISS), a leading proxy advisory firm, issued their recommendation in favor of the three proposals that stockholders will be voting on at our Special Meeting scheduled for December 18, 2001. The three proposals, if adopted, will provide your company with greater flexibility for achieving our business goals. ISS issues voting recommendations to their client base of institutional investors regarding thousands of corporations each year.

     Our records reflect that you have not yet voted your proxy for the Special Meeting of Stockholders. As explained in the proxy statement for the Special Meeting, the Board of Directors recommends a vote FOR each of these proposals.

     The adoption of two of these proposals requires the affirmative vote of at least a majority of the outstanding shares. Therefore, not voting has the same effect as a vote against the proposals and may have a negative impact on eLoyalty’s ability to adapt quickly to changing economic conditions.

     For your convenience we have made arrangements for you to vote by telephone or internet in addition to voting by mail. Just follow the directions on the enclosed proxy.

[A TELEPHONE] Toll-free Voting 24 hours a day	[A COMPUTER TERMINAL] Internet Voting 24 hours a day

     If you have any questions, or require assistance in voting, please call MacKenzie Partners, Inc. at (800) 322-2885 (Toll Free) or (212) 929-5500 (Call Collect). Thank you for your support.

Sincerely,

/s/ Kelly D. Conway

Kelly D. Conway
President and Chief Executive Officer

eLOYALTY CORPORATION
SPECIAL MEETING OF STOCKHOLDERS
DECEMBER 18, 2001

This Proxy is solicited on behalf of the Board of Directors

       The undersigned hereby appoints and constitutes KELLY D. CONWAY, JAY C. HOAG, JOHN T. KOHLER and MICHAEL J. MURRAY, and each or any of them, as proxies of the undersigned, with all the powers that the undersigned would possess if personally present and acting and with power of substitution to each, for and in the name of the undersigned to vote and act at the Special Meeting of Stockholders of eLoyalty Corporation to be held at our principal offices, 150 Field Drive, Suite 250, Lake Forest, Illinois, on Tuesday, December 18, 2001 at 9:00 a.m. and at any postponement or adjournment thereof, with respect to all shares of eLoyalty Common Stock, par value $0.01 per share, standing in the name of the undersigned or with respect to which the undersigned is entitled to vote or act, subject to any direction indicated on the reverse side of this card. If directions are not given, the proxies will vote FOR each of the proposals shown on the reverse side of this card and, at their discretion, on any other matter that may properly come before the meeting.

(Continued and to be signed and dated on the reverse side)

—————————————————— Fold and detach here ———————————————————

eLOYALTY CORPORATION

Special Meeting of Stockholders
Tuesday, December 18, 2001
9:00 a.m.

eLoyalty’s Principal Offices
150 Field Drive
Suite 250
Lake Forest, IL 60045

If you plan to attend the Special Meeting of Stockholders, please detach this portion of the proxy card and bring it with you. It will serve as your admission ticket.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BELOW. IN THE ABSENCE OF SUCH DIRECTION, IT WILL BE VOTED FOR ITEMS 1, 2, AND 3 BELOW. THIS PROXY REVOKES ANY PROXY PREVIOUSLY GIVEN.	PLEASE MARK YOUR VOTES AS INDICATED IN THIS EXAMPLE

eLoyalty will not effect Proposals 1 or 2 unless Proposals 1, 2, and 3 are all approved and are being implemented. eLoyalty may take action on Proposal 3 if it is approved, even if Proposals 1 and 2 are not approved or implemented.

1.	To approve the issuance and sale by eLoyalty, pursuant to a private placement, of up to $25.0 million of 7% Series B convertible preferred stock pursuant to a share purchase agreement, dated as of September 24, 2001, as amended from time to time, with several funds affiliated with Technology Crossover Ventures and several funds affiliated with Sutter Hill Ventures, and the issuance of shares of common stock upon the conversion of the Series B convertible preferred stock.

For	Against	Abstain

2.	To approve an amendment to eLoyalty’s Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock, par value $0.01 per share, from 100,000,000 shares to 500,000,000 shares, and to increase the number of authorized shares of preferred stock, par value $0.01 per share, from 10,000,000 shares to 40,000,000 shares.

For	Against	Abstain

3.	To approve the amendment of eLoyalty’s Certificate of Incorporation, as amended, to effect a one-for-ten stock combination, or reverse stock split, with respect to all of the issued shares of eLoyalty common stock and a corresponding reduction in the number of authorized shares of eLoyalty common stock.

For	Against	Abstain

4.     To transact such other business as may properly come before the special meeting or any adjournments or postponements thereof.

I plan to attend the meeting

Signature	Signature	Date	,2001

Please sign above exactly as names(s) appear(s) hereon. (When signing as attorney, executor, administrator, trustee, guardian, etc., give title as such. If joint account, each joint owner should sign.)

/\ FOLD AND DETACH HERE /\

VOTE BY TELEPHONE OR INTERNET
QUICK *** EASY *** IMMEDIATE

YOUR VOTE IS IMPORTANT! — YOU CAN VOTE IN ONE OF THREE WAYS:

1.	TO VOTE BY PHONE: Call toll-free 1-800-840-1208 from anywhere in North America on a touch tone telephone 24 hours a day — 7 days a week

There is NO CHARGE to you for this call. Have your proxy card in hand.

You will be asked to enter a Control Number, which is located in the box in the lower right hand corner of this form.

OPTION 1. To vote as the Board of Directors recommend(s) on ALL proposals press 1

When asked, please confirm by pressing 1.

OPTION 2. If you choose to vote on each proposal separately press 0. You will hear these instructions.

Each of Proposal 1, 2 and 3 — To vote FOR, press 1: AGAINST, press 9; ABSTAIN, press 0.

2.	VOTE BY INTERNET: Have your proxy card ready and follow the instructions at our web site address: http://www.proxyvoting.com/ELOY

or

3.	VOTE BY PROXY: Mark, sign and date your proxy card and return promptly in the enclosed envelope.

NOTE:	If you vote by internet or telephone, THERE IS NO NEED TO MAIL BACK your Proxy Card. Your electronic or telephonic vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card.

THANK YOU FOR VOTING.